UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 21, 2008


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California 92503-5527
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

                             Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

_X_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_X_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





INFORMATION INCLUDED IN THIS REPORT

Item 8.01       Other Events

     On October 21, 2008 Fleetwood Enterprises, Inc. issued a news release announcing that it plans to commence an exchange offer for its 5% senior subordinated convertible debentures. A copy of the news release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

              (d)  Exhibits



       The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number   Description of Exhibit

99.1 News release dated October 21, 2008 announcing that Fleetwood Enterprises, Inc. plans to commence an exchange offer for its 5% senior subordinated convertible debentures.



                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 21, 2008
                                   FLEETWOOD ENTERPRISES, INC.



                                   By: /s/ Leonard J. McGill
                                       --------------------------
                                      Leonard J. McGill
                                      Senior Vice President, Corporate
                                      Development, General Counsel and
                                      Secretary